Exhibit 10.2
FIRST AMENDMENT TO
SECURED TERM LOAN AGREEMENT
     This FIRST AMENDMENT TO SECURED TERM LOAN AGREEMENT (this “Amendment”) is made as of June 28, 2006 (the “Effective Date”) by and among BIOMED REALTY, L.P., a Maryland limited partnership (the “Borrower”), KEYBANK NATIONAL ASSOCIATION and the several other banks and financial institutions identified on the signature pages hereof (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, not individually, but as “Agent”.
RECITALS
     A. The Borrower, the Agent and the Lenders are parties to a Secured Term Loan Agreement dated as of May 31, 2005 (as it may be amended from time to time, the “Loan Agreement”). All terms used herein and not otherwise defined shall have the same meanings given to them in the Loan Agreement.
     B. The Borrower and the Requisite Lenders wish to amend the Loan Agreement to modify certain covenants set forth in the Loan Agreement, all as set forth herein.
AGREEMENTS
     1. Amended Definitions. As of the Effective Date, the following definitions in Section 1.1 of the Loan Agreement are amended and restated as follows:
     “Capitalization Rate” means (i) eight and three-quarters percent (8.75%) with respect to all Projects other than the HGS Borrowing Base Project and (ii) nine and seven-eighths percent (9.875%) with respect to the HGS Borrowing Base Project. The Capitalization Rate with respect to the Projects other than the HGS Borrowing Base Project shall be reviewed annually by the Lenders and may be adjusted (upward or downward) effective as of each anniversary of the date of this Agreement to such percentage as the Requisite Lenders may determine, in good faith and in their reasonable discretion, after consultation with Borrower, to reflect then-current capitalization rates for similar assets.
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     “Gross Asset Value” means, as of any day, an amount equal to the sum of the following assets then owned by a member of the Consolidated Group or an Investment Affiliate and valued as follows: (i) Adjusted NOI attributable to Projects owned by a member of the Consolidated Group (or the Consolidated Group Pro Rata Share thereof with respect to Projects owned by an Investment Affiliate) (excluding any such portion of such Adjusted NOI attributable to (a) the HGS Borrowing Base Project, (b) those buildings in the Sun Campus Project not yet designated by Borrower to be valued based on Adjusted NOI as described below, (c) Projects that were Unstabilized Projects at any time during the Fiscal Quarter with respect to which Adjusted NOI is determined, (d) Projects acquired after the first day of such Fiscal Quarter, or (e) Projects disposed of during or after such Fiscal Quarter), divided by the applicable Capitalization Rate; plus, without duplication, (ii) with respect to each such excluded Project that was an Unstabilized Project, the greater of (a) the portion of such Adjusted NOI attributable to such excluded Project (or the Consolidated Group Pro Rata Share thereof with respect to any such excluded Project owned by an Investment Affiliate), divided by the applicable Capitalization Rate and (b) the Consolidated Group’s GAAP cost basis (or the Consolidated Group Pro Rata Share thereof with respect to any such excluded Project owned by an Investment Affiliate) in such excluded Project; plus (iii) the lesser of (a) $200,000,000 and (b) the Adjusted NOI attributable to the HGS Borrowing Base Project divided by the applicable Capitalization Rate, plus (iv) the applicable aggregate acquisition cost as shown on Exhibit H for those buildings in the Sun Campus Project Borrower has not yet designated for valuation based on Adjusted NOI by giving an irrevocable written notice to such effect to the Administrative Agent; plus (v) the acquisition cost of all Projects acquired after the first day of such Fiscal Quarter and on or prior to such date of determination (or the Consolidated Group Pro Rata Share thereof with respect to any such acquired Project owned by an Investment Affiliate); plus (vi) the acquisition cost of all raw land held for development as of such date (or the Consolidated Group Pro Rata Share thereof with respect to any such land owned by an Investment Affiliate) (provided that the amount contributed to Gross Asset Value under this clause (vi) shall not exceed 10% of the total Gross Asset Value); plus (vii) cash and Cash Equivalents of the Consolidated Group as of such date of determination.
     “Interest Expense” means, with respect to the Consolidated Group and measured as of the last day of the most recent Fiscal Quarter for which financial results have been reported, the sum of (a) all interest of the Consolidated Group (whether accrued or paid, without duplication) for such Fiscal Quarter, excluding any non-cash interest expense, but including capitalized interest due to any Person who is not a Member of the Consolidated Group which is not funded from the proceeds of a construction loan, plus (b) the portion of rent paid or payable by the Consolidated Group (without duplication) for such Fiscal Quarter under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13, plus (c) the Consolidated Group Pro Rata Share of any interest expense of the type described in clause (a) and clause (b) above of each Investment Affiliate for such Fiscal Quarter.
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     “Leverage Ratio” means, as of any day, (a) Consolidated Outstanding Indebtedness as of such date less Qualifying Trust Preferred Obligations as of such date, divided by (b) Gross Asset Value as of such date, expressed as a percentage.
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     “Negative Pledge” means a Contractual Obligation (other than the Loan Documents and the documents executed in connection with the Related Facilities) that contains a covenant binding on any owner of a Project that prohibits Liens on any of such owner’s Projects, other than any such covenant contained in a Contractual Obligation (other than the Loan Documents and the documents executed in connection with the Related Facilities) granting or relating to a particular Lien on a Project which prohibits further Liens on such Project and on the direct or indirect ownership interests in the entity owning such Project.
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     “Related Facilities” means the revolving credit facility made available to Borrower under the Unsecured Credit Agreement and the term loan made to Borrower under the Secured Bridge Loan Agreement.
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     “Subject Property Indebtedness” means any Indebtedness in respect of borrowed money secured by a Lien encumbering a Subject Property (other than the Indebtedness outstanding under the Secured Bridge Loan Agreement).
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     “Unsecured Credit Agreement” means that certain First Amended and Restated Unsecured Credit Agreement of even date with the First Amendment to this Agreement by and among the Borrower, KeyBank and certain other lenders identified therein, as it may be amended or modified from time to time.
          2. New Definitions. As of the Effective Date, the definitions in Section 1.1 of the Loan Agreement of the terms “Changeover Date”, “Funds Available for Distribution” and “Net Capital Expenditure” are deleted in their entirety and the following new definitions are added to such Section 1.1 in the applicable alphabetical order:
     “HGS Borrowing Base Project” means that certain Project located at 9911 Belward Campus Drive, Rockville, Maryland consisting of approximately nine and one-half acres of land improved with a building containing approximately 289,912 gross square feet of laboratory manufacturing space and owned in fee simple by a Wholly-Owned Subsidiary of Borrower.
     “Qualifying Trust Preferred Obligation” means any Indebtedness of the Consolidated Group which (i) has an original maturity of not less than thirty (30) years, (ii) is non-amortizing and non-callable, (iii) provides for payment of interest only not more often than quarterly, (iv) imposes no financial covenants on the Consolidated Group, (v) provides for the subordination of such Indebtedness to repayment of the Obligations on such terms as are reasonably acceptable to the Administrative Agent; and (vi) when aggregated with any other such Indebtedness then outstanding does not exceed five percent (5%) of the then-current Gross Asset Value.

     “Secured Bridge Loan Agreement” means that certain Secured Bridge Loan Agreement dated as of May 24, 2006 by and between Borrower and KeyBank, as it may be amended or modified from time to time.
     “Subordinated Debt” means Indebtedness, including Qualifying Trust Preferred Obligations, which is or has been subordinated to the repayment of the Obligations on such terms as are reasonably acceptable to the Administrative Agent.
     “Sun Campus Project” means that certain Project located in Newark, California consisting of ten (10) buildings comprising a total of approximately 1,400,000 square feet of primarily office space, plus additional land which can support the future development of another 400,000 square feet of space being purchased by Borrower from Sun Microsystems, Inc. and leased back by Sun Microsystems, Inc. under short-term leases. An agreed allocation of Borrower’s aggregate acquisition costs among such buildings is attached to the First Amendment to this Agreement as Exhibit H and made a part thereof.
     3. Payments and Fees. As of the Effective Date the two (2) references to “2:00 p.m.” in Section 3.9, Manner and Treatment of Payments are deleted and replaced with a reference to “4:00 p.m.”
     4. Representations. As of the Effective Date:
         (a) in Section 4.1, add the words “To Borrower’s knowledge” at the beginning of the second to last sentence thereof;
         (b) in Section 4.10, Litigation, the two (2) references to “$5,000,000” are deleted and replaced with “$10,000,000” and the reference to “$1,000,000” is deleted and replaced with “$5,000,000”;
         (c) at the end of Section 4.16, Tax Liability, add the words “and (c) certain tax returns of the Loan Parties and their Subsidiaries are on extension”;
         (d) the reference to “$1,000,000” in Section 4.21, Other Debt, is deleted and replaced with “$10,000,000”; and
         (e) in Section 4.22, Solvency, add the phrase “(taken on a consolidated basis)” in line 3 after the words “Loan Parties” and in line 5 after the word “liabilities”.
               5. Negative Covenants. As of the Effective Date, the following sections of Article 6 of the Loan Agreement are amended and restated to read as follows:
     6.5 Leverage Ratio. Permit the Leverage Ratio to be greater than 60%.

     6.6 Interest Coverage. Permit the Interest Coverage Ratio, as of any day, to be less than 1.80 to 1.00.
     6.7 Fixed Charge Coverage. Permit the Fixed Charge Coverage Ratio, as of any day, to be less than 1.50 to 1.00.
     6.8 Distributions. Make any Distributions (a) if such Distributions for the preceding four (4) Fiscal Quarters would exceed 95% of Funds From Operations of the Consolidated Group for such period plus revenue of the Consolidated Group from master leases of the KOP Project and the Bayshore Project, provided that Parent shall be permitted to pay the minimum Distribution required under the Code to maintain and preserve Parent’s status as a real estate investment trust under the Code, as evidenced by a certification of a Senior Officer of Parent containing calculations in reasonable detail satisfactory in form and substance to the Administrative Agent, if such Distribution is greater than the amount set forth in this clause (a) and provided further that if an Event of Default has occurred and is continuing, the Loan Parties may only make those Distributions expressly permitted under Section 6.8(b), or (b) during the continuance of an Event of Default, in excess of the minimum amount necessary to comply with Section 857(a) of the Code, provided that if a monetary Event of Default or an Event of Default which involves the bankruptcy of a Loan Party or which has resulted in an acceleration of the Obligations hereunder occurs, no further Distributions may be made.
     6.9 Net Worth. Permit Net Worth, as of any date, to be less than the sum of (a) $625,000,000, plus (b) eighty-five percent (85%) of the net proceeds from any Equity Offering of any Loan Party made after the Effective Date of the First Amendment to this Agreement.
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     6.12 Recourse Debt. Permit the aggregate of all outstanding recourse Indebtedness (whether secured or unsecured), including all Indebtedness hereunder and under the Related Facilities and any other recourse Indebtedness, as of any date, to exceed (a) 45% of then-current Gross Asset Value through December 31, 2006 or (b) 40% of then-current Gross Asset Value at any time after December 31, 2006.
     6.13 Permitted Investments. Without limiting Section 5.6:
               (a) permit the sum of (i) the total value of undeveloped land owned by the Consolidated Group plus (ii) the Consolidated Group Pro Rata Share of undeveloped land owned by Investment Affiliates to exceed 10% of Gross Asset Value (with undeveloped land valued at cost);
               (b) permit the sum of (i) the aggregate amount invested by the Consolidated Group in Projects owned by the Consolidated Group that are under development plus (ii) the Consolidated Group Pro Rata Share of any amounts so invested by the Investment Affiliates in Projects owned by the Investment

Affiliates that are under development to exceed 20% of Gross Asset Value (with Projects under development ceasing to be treated as such when GAAP permits such Project to be classified as an operating asset);
               (c) permit the aggregate amount invested by the Consolidated Group in or with respect to Investment Affiliates, excluding the partnership that owns the real property located in San Diego, California commonly known as the “McKellar Court” property, to exceed 10% of Gross Asset Value; and
               (d) permit the aggregate amount invested by the Consolidated Group in the Investments listed as subparagraphs (a) through (c) immediately above to exceed 25% of Gross Asset Value.
     6. Information and Reporting Requirements. As of the Effective Date, (a) the items required to be delivered under Sections 7.1(b) and 7.1(c) for the fourth Fiscal Quarter of any Fiscal Year shall be due within one hundred (100) days after the end of such Fiscal Year, and (b) the statement regarding Projects required to be delivered under Section 7.1(o) shall include acquisition cost only with respect to new Projects.
     7. Events of Default. As of the Effective Date, the reference to “$20,000,000” in Section 9.1(g) is deleted and replaced with “$25,000,000”.
     8. Exhibit B. To reflect the changes made by this Amendment, Exhibit B, Form of Compliance Certificate, is hereby deleted and replaced by Exhibit B (Revised) Form of Compliance Certificate attached to this Amendment and made a part hereof.
     9. Miscellaneous.
     (i) The Borrower represents and warrants to the Lenders that (i) after giving effect to this Amendment, no Default or Unmatured Default exists, (ii) the Loan Agreement is in full force and effect, and (iii) the Borrower has no defenses or offsets to, or claims or counterclaims, relating to, its obligations under the Loan Agreement.
     (ii) All of the obligations of the parties to the Loan Agreement, as amended hereby, are hereby ratified and confirmed. All references in the Loan Documents to the “Loan Agreement” henceforth shall be deemed to refer to the Loan Agreement as amended by this Amendment.
     (iii) Nothing contained in this Amendment shall be construed to disturb, discharge, cancel, impair or extinguish the indebtedness evidenced by the existing Notes and secured by the Loan Documents or waive, release, impair, or affect the liens arising under the Loan Documents or the validity or priority thereof.
     (iv) In the event of a conflict or inconsistency between the provisions of the Loan Documents and the provisions of this Amendment, the provisions of this Amendment shall govern. The provisions of this Amendment, the Loan Agreement, and the other Loan Documents are in full force and effect except as amended herein and the Loan Documents as so amended are ratified and confirmed hereby by the Borrower.

     (v) The Borrower agrees to reimburse the Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment.
     (vi) This Amendment may be executed in counterparts which, taken together, shall constitute a single document.

     IN WITNESS WHEREOF, Borrower and the Requisite Lenders have caused this First Amendment to Secured Term Loan Agreement to be duly executed as of the date first above written.

BORROWER:

BIOMED REALTY, L.P., a Maryland limited
partnership

By:	BioMed Realty Trust, Inc., its sole general
partner

	By:	/s/ KENT GRIFFIN

	Name:	Kent Griffin
	Title:	Chief Financial Officer
Address:

The undersigned, being the Guarantors under the
Agreement, hereby consent to this Amendment:

BIOMED REALTY TRUST, INC.

	By:	/s/ KENT GRIFFIN

	Name:	Kent Griffin
	Title:	Chief Financial Officer

EACH SUBSIDIARY GUARANTOR LISTED ON
ATTACHMENT 1

By:	BioMed Realty, L.P., a Maryland limited
partnership, the sole member of each such
Subsidiary Guarantor

By:	BioMed Realty Trust, Inc., a Maryland corporation,
its sole general partner

	By:	/s/ KENT GRIFFIN

	Name:	Kent Griffin
	Title:	Chief Financial Officer
EXHIBIT H-1

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent

By:	/s/ SCOTT CHILDS

Name:	Scott Childs
Title:	Vice President / Senior Relationship Manager
Address:

BANKS:

KEYBANK NATIONAL ASSOCIATION, a
national banking association

By:	/s/ SCOTT CHILDS
Name:	Scott Childs
Title:	Vice President / Senior Relationship Manager
Address:

U.S. BANK NATIONAL ASSOCIATION, a
national banking association

By:	/s/ KURT J. HUPPERT

Name:	Kurt J. Huppert
Title:	Senior Vice President
Address:

SOCIETE GENERALE

By:	/s/ JEFFREY C. SCHULTZ

Name:	Jeffrey C. Schultz
Title:	Director
Address:

COMPASS BANK, an Alabama banking corporation

By:	/s/ JOHANNA DUKE PALEY

Name:	Johanna Duke Paley
Title:	Senior Vice President
Address:

ALLIED IRISH BANKS, p.l.c.

By:	/s/ DOUGLAS S. MARRON

Name:	Douglas S. Marron
Title:	Vice President

By:	/s/ THOMAS FRITTON

Name:	Thomas Fritton
Title:	Vice President
Address:

RAYMOND JAMES BANK, FSB

By:	/s/ WILLIAM J. HINDMAN

Name:	William J. Hindman
Title:	Vice President
Address:

GRAYSON & CO

By:	Boston Management and Research, as
Investment Advisor

By:	/s/ ILLEGIBLE

Name:
Title:	Vice President
Address:

TOLLI & CO.

By:	Eaton Vance Management, as Investment
Advisor

By:	/s/ ILLEGIBLE

Name:
Title:	Vice President

Address:

EATON VANCE VT FLOATING-RATE INCOME
FUND

By:	Eaton Vance Management, as Investment
Advisor

By:	/s/ ILLEGIBLE

Name:
Title:	Vice President

Address:

EATON VANCE LIMITED INCOME FUND

By:	Eaton Vance Management, as Investment
Advisor

By:	/s/ ILLEGIBLE

Name:
Title:	Vice President

Address:

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND

By:	Eaton Vance Management, as Investment
Advisor

By:	/s/ ILLEGIBLE

Name:
Title:	Vice President

Address:

EATON VANCE SENIOR FLOATING-RATE
TRUST

By:	Eaton Vance Management, as Investment
Advisor

By:	/s/ ILLEGIBLE

Name:
Title:	Vice President

Address:

EATON VANCE FLOATING-RATE INCOME
TRUST
By:	Eaton Vance Management, as Investment
Advisor

By:	/s/ ILLEGIBLE

Name:
Title:	Vice President

Address:

EATON VANCE INSTITUTIONAL SENIOR
LOAN FUND

By:	Eaton Vance Management, as Investment
Advisor
By:	/s/ ILLEGIBLE

Name:
Title:	Vice President

Address:

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management, as Investment
Advisor
By:	/s/ ILLEGIBLE

Name:
Title:	Vice President

Address:

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research, as Investment Advisor

By:	/s/ ILLEGIBLE

Name:
Title:	Vice President

Address:

VAN KAMPEN SENIOR LOAN FUND

By:	Van Kampen Asset Management

By:	/s/ CHRISTINA JAMIESON

Name:	Christina Jamieson
Title:	Executive Director

Address:

VAN KAMPEN SENIOR INCOME TRUST

By:	Van Kampen Asset Management

By:	/s/ CHRISTINA JAMIESON

Name:	Christina Jamieson
Title:	Executive Director

Address:

MORGAN STANLEY PRIME INCOME TRUST

By:	/s/ JINNY K. KIM

Name:	Jinny K. Kim
Title:	Executive Director

Address:

PIONEER FLOATING RATE TRUST

By:	Highland Capital Management, L.P., its
Sub-Advisor

By:	/s/ JOE DOUGHERTY

Name:	Joe Dougherty
Title:	Portfolio Manager

Address:

HIGHLAND FLOATING RATE ADVANTAGE
FUND

By:	Highland Capital Management, L.P., its
Investment Manager

By:	/s/ JOE DOUGHERTY

Name:	Joe Dougherty
Title:	Portfolio Manager

Address:

HIGHLAND LEGACY LIMITED

By:	Highland Capital Management, L.P., as
Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ CHAD SCHRAMEK

Name:	Chad Schramek
Title:	Assistant Treasurer

Address:

LOAN FUNDING IV LLC

By:	Highland Capital Management, L.P., as
Portfolio Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ CHAD SCHRAMEK

Name:	Chad Schramek
Title:	Assistant Treasurer

Address:

JASPER CLO, LTD.

By:	Highland Capital Management, L.P., as
Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ CHAD SCHRAMEK

Name:	Chad Schramek
Title:	Assistant Treasurer

Address:

LOAN FUNDING VII LLC

By:	Highland Capital Management, L.P., as
Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ CHAD SCHRAMEK

Name:	Chad Schramek
Title:	Assistant Treasurer
Address:

GLENEAGLES CLO, LTD.

By:	Highland Capital Management, L.P., as
Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ CHAD SCHRAMEK

Name:	Chad Schramek
Title:	Assistant Treasurer

HFT REAL ESTATE CDO 2006-1, LTD

By:	Highland Capital Management, L.P., as
Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ CHAD SCHRAMEK

Name:	Chad Schramek
Title:	Assistant Treasurer
Address: